EXHIBIT 99.1

3D Systems Announces Delay in Filing of Form 10-K

  Expects to record non-cash goodwill and intangibles impairment charge of $510 million to $570 million
  Expects to report revenue of approximately $183 million for the fourth quarter of 2015
  Will Reschedule Conference Call and Webcast to Discuss Fourth Quarter and Full Year 2015 Results to Coincide with Filing of Form 10-K

ROCK HILL, S.C., Feb. 25, 2016 (GLOBE NEWSWIRE) -- 3D Systems Corporation (NYSE:DDD) announced today that it will delay filing its annual report on Form 10-K for the fiscal year ended December 31, 2015. The company will file a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission, which allows the company to extend the deadline to file its Form 10-K to March 15, 2016. The company noted that the delay in filing is related to the completion of work related to the goodwill and intangible asset impairment charge. The delayed filing has no impact on 3D Systems’ customers or the operations of the business.

Consistent with its prior announcement, the company expects to record a non-cash goodwill and intangibles impairment charge in the fourth quarter of 2015 in the range of $510 million to $570 million. These impairment charges will not impact the company’s future business activities or cash flows. As of December 31, 2015, the company closed the quarter with approximately $156 million of cash on hand and had no borrowings under its $150 million revolving credit facility.

Additionally, the company reaffirms its expectation to report revenue for the fourth quarter of approximately $183 million and that the previously disclosed charge related to inventory write downs and purchase commitments in connection with its shift away from consumer products will be approximately $27 million.

Excluding the goodwill and intangibles impairment charge, the company expects to report that operating expenses decreased sequentially to approximately $90 million.

In connection with the extension for its Form 10-K filing, the company will postpone its previously announced February 29, 2016 conference call and webcast to discuss fourth quarter and full year 2015 results. The company will reschedule its fourth quarter and full year 2015 conference call and webcast to coincide with its filing of its Form 10-K, which it expects to be on or before the extended deadline.

These are preliminary results and estimates based on current expectations and are subject to year-end closing adjustments and completion of goodwill and intangibles impairment testing. Actual results may differ.

Forward-Looking Statements
Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements.  In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. 3D Systems undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

About 3D Systems
3D Systems provides comprehensive 3D products and services, including 3D printers, print materials, on-demand parts services and digital design tools. Its ecosystem supports advanced applications from the product design shop to the factory floor to the operating room. 3D Systems’ precision healthcare capabilities include simulation, Virtual Surgical Planning, and printing of medical and dental devices as well as patient-specific surgical instruments. As the originator of 3D printing and a shaper of future 3D solutions, 3D Systems has spent its 30 year history enabling professionals and companies to optimize their designs, transform their workflows, bring innovative products to market and drive new business models.

More information on the company is available at www.3dsystems.com

Investor Contact: Stacey Witten
Email: Investor.relations@3dsystems.com

Media Contact: Timothy Miller
Email: Press@3dsystems.com